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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference of our firm under the caption "Experts" and to the use of our report on the Consolidated Financial Statements of BlackRock, Inc. and subsidiaries dated February 26, 1999, in this Registration Statement on Form S-1 (No. 333-78367) and the related Prospectus of BlackRock, Inc. to be filed on or about August 26, 1999.

                                                /s/ Ernst & Young LLP

New York, New York
August 26, 1999